Exhibit 99.1

Jones Soda Appoints New CEO Scott Harvey and CFO Brian Meadows

Experienced Executives Plan to Execute Strategic Plan Focused on Driving Profitable Growth

SEATTLE, WA (February 5, 2025) — Jones Soda Co. (“Jones” or the “Company”) (CSE: JSDA, OTCQB: JSDA) today announced the hiring of proven business executives Scott Harvey and Brian Meadows to serve as the Company’s new Chief Executive Officer and Chief Financial Officer, respectively. Both are expected to be instrumental in implementing a strategic plan designed to generate profitable growth and transform Jones from a craft soda company into a full-fledged beverage company.

“In the last three months we have adjusted our business plan to prioritize what we believe to be the most promising segments of our portfolio, including new products in our innovation pipeline. We are confident that we now have all the pieces in place to deliver high growth and profitable performance,” said Paul Norman, Jones’ Chairman of the Board of Directors who has served as Interim Chief Executive Officer and Chief Financial Officer since late 2024. “Both Scott and Brian have deep food and beverage experience, have successfully driven business transformation in their previous roles, and we believe will provide immediate hands-on value in implementing our strategy.”

“I’m impressed with the steps that Jones has taken to expand beyond its craft soda roots by adding new product lines and formats that I believe are aligned with the preferences of today’s consumer,” said Mr. Harvey. “I believe the Company’s strategic plan provides a clear path to leveraging that foundation to achieve profitability, and I look forward to working with the team to put the plan into action.”

Scott Harvey most recently served as president of Dunn Brothers Coffee, a chain of coffee shops offering small-batch roast coffee in seven states. His 40-year career also includes top executive posts with Golden Krust Caribbean Bakery, Black Rifle Coffee Company, Nathan’s Famous and Einstein Noah Restaurant Group, where his last position involved leading operations for 850 corporate, license and franchise restaurants. His achievements include orchestrating sustained revenue growth, aligning spending with growth objectives, and building high-performing cultures. He earned a B.S. in hotel and restaurant management from Johnson & Wales University.

Brian Meadows has over 25 years of experience as a Chief Financial Officer and senior executive in CPG, food ingredients, telecommunications and other industries, including public companies. He most recently served as Chief Financial Officer for Simply Better Brands Corporation, where he helped guide the development and growth of that company’s HERO brand TRUBARTM. He also has deep expertise in growth, cash flow and risk management as well as in both equity and debt capital raises, and extensive involvement in strategy and operations. He holds Certified Financials Analyst (CFA) and Certified Public Accountant (CPA) designations and earned an MBA from the University of Glasgow.

Both appointments are effective immediately.

Under the current strategic plan, Jones intends to concentrate on key new and legacy products in areas including modern soda, adult beverages and craft soda.

In the craft soda category, the Company plans to emphasize newer formats such as its 7.5 oz Jones Minis and zero-sugar versions of its most popular flavors while also continuing to market its mainline 12 oz craft sodas, known for their unique flavors, pure cane sugar formulations, user-generated photo labels, and premium taste.

In the modern soda category, the Company intends to emphasize Pop Jones, a family of all-natural, 30-calorie functional sodas with just 4 grams of sugar and generous fiber and immune support, and Fiesta Jones, a Latin-inspired collection developed for convenience stores with only 80 calories, no artificial colors or caffeine, and resealable aluminum bottles.

In the adult beverage category, the Company expects to focus on Spiked Jones, a hard craft soda that combines six of Jones’ classic pure cane sugar soda flavors with hard ciders, and Mary Jones Hemp Delta-9 (HD9) beverages, a line of hemp-derived THC-infused alcohol alternatives.

Several of these product lines are included in the new distribution agreements covering 2,000 convenience stores that were announced last month, marking Jones’ first significant presence in the convenience channel in its nearly 30-year history.

About Jones Soda

Jones Soda Co.® (CSE: JSDA, OTCQB: JSDA) is a leading developer of sodas and hemp-infused beverages known for their premium taste, unique flavors, and unconventional brand personality. Launched in 1996 as the original craft soda brand, the Company today markets a diverse portfolio of sodas, mixers, spiked soda, and wellness beverages under the Jones® Soda brand as well as a line of award-winning hemp beverages and edibles leveraging Jones’ trademark flavors under the Mary Jones brand. For more information, visit www.jonessoda.com, www.myjones.com, or https://gomaryjones.com

Media Contact:

Brandon Dubinsky

JSPR

max@jillschmidtpr.com

The CSE does not accept responsibility for the adequacy or accuracy of this release.

NEITHER THE CANADIAN SECURITIES EXCHANGE NOR ITS REGULATIONS SERVICES PROVIDER HAVE REVIEWED OR ACCEPT RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS RELEASE.

Cautionary Statements Regarding Forward-Looking Information

This news release may contain both forward-looking information and forward-looking statements within the meaning of applicable securities legislation in both Canada and the United States, which reflect management’s current expectations regarding future events. Such information and statements include, without limitation, information regarding the successful implementation of the Company’s updated strategic plan and the focus on specific beverage product offerings. Although the Company believes that such information and statements are reasonable, it can give no assurance that such expectations will prove to be correct.

Both forward-looking information and forward-looking statements are typically identified by words such as: “believe”, “expect”, “anticipate”, “intend”, “estimate”, “postulate” and similar expressions, or are those, which, by their nature, refer to future events. The Company cautions investors that any forward-looking information or forward-looking statements provided by the Company are not a guarantee of future results or performance and that such forward-looking information or forward-looking statements are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors that management believes to be relevant and reasonable in the circumstances, as of the date of this news release including, without limitation, that the Company’s management will be able to successfully implement the Company’s updated strategic in the manner intended; that the Company will be able to successfully launch the products it intends to launch; that general business and economic conditions will not change in a material adverse manner; and assumptions regarding political and regulatory stability and stability in financial and capital markets.

Forward-looking statements also involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others: the risk that the Company may not be able execute on its strategic plan as intended or focus on the products it intends to focus on; the state of the financial markets for the Company’s securities; the Company’s ability to raise the necessary capital or to be fully able to implement its business strategies; and other risks and factors that the Company is unaware of at this time.

The forward-looking statements contained in this news release are made as of the date of this news release. The Company disclaims any intention or obligation to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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